                                                                    EXHIBIT 10.5


                         SPECTRUM PHARMACEUTICALS, INC.
                             NON-EMPLOYEE DIRECTOR
                             STOCK OPTION AGREEMENT
                                (THE "AGREEMENT")


TO:   ___________________       (THE "OPTIONEE")

      WE ARE PLEASED TO INFORM YOU THAT YOU HAVE BEEN SELECTED BY THE BOARD OF DIRECTORS OF SPECTRUM PHARMACEUTICALS, INC., A DELAWARE CORPORATION, (THE "COMPANY") TO RECEIVE A STOCK OPTION (THE "OPTION") FOR THE PURCHASE OF __________ SHARES (THE "SHARES") OF THE COMPANY'S COMMON STOCK, $.001 PAR VALUE PER SHARE (THE "COMMON STOCK"), AT A PURCHASE PRICE OF $ ___________ PER SHARE (THE "EXERCISE PRICE").

      The Option is intended to be an incentive stock option as described in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), but the Company does not represent or warrant that the Option qualifies as such. If this Option fails in whole or in part to qualify as an incentive stock option, then this Option shall to that extent constitute a nonqualified stock option.

      The terms of the Option are set forth in this Agreement and the Company's 2003 Amended and Restated Incentive Award Plan (the "Plan"), a copy of which is attached. This Agreement is limited by and subject to the express terms and provisions of the Plan. Unless otherwise provided in this Agreement, defined terms will have the meaning given to such terms in the Plan.

      1. DATE OF GRANT. The Option is granted effective as of ___________, (the "Grant Date")

      2. VESTING OF OPTION. The right to exercise this option shall vest in increments as follows: ____________________________________________________.

Notwithstanding the foregoing, this Option shall become immediately vested and exercisable in full immediately prior to the consummation of a Change in Control.

Except as otherwise may be provided by the Committee, no portion of the Option that is not vested and exercisable at date of termination of Optionee's Continuous Service shall thereafter become vested and exercisable.

      3. TERM OF OPTION. Optionee's right to exercise the vested portion of this Option shall terminate upon the first to occur of the following:

            (a) the expiration of ten (10) years from the date of this Agreement;

            (b) the expiration of five years from the date of termination of Optionee's Continuous Service if such termination occurs for any reason other than (i) removal from office by action of the Board of Directors or the stockholders of the Company, or (ii) a failure to be elected as a director by the stockholders at any meeting of the stockholders at which the Optionee was a candidate for election to the Board of Directors, or (iii) the Optionee resigning from the Board of Directors prior to the expiration of their term of office; or

            (c) the expiration of three months from the date of termination of Optionee's Continuous Service if such termination is due to (i) removal from office by action of the Board of Directors or the stockholders of the Company, or (ii) a failure to be elected as a director by the stockholders at any meeting of the stockholders at which the Optionee was a candidate for election to the Board of Directors, or (iii) the Optionee resigning from the Board of Directors prior to the expiration of their term of office.

      4. EXERCISE OF OPTION. On or after the vesting of any portion of this Option in accordance with Section 2 above, and until termination of this Option in accordance with Section 3 above, the portion of this Option which has vested may be exercised in whole or in part by the Optionee (or, after his or her death, by the Optionee's Successor, as provided in Section 5 below) upon delivery of the following to the Company at its principal executive offices:

            (a) a written notice of exercise which identifies this Agreement and states the number of Shares then being purchased. In the event the Option or portion shall be exercised by any person or persons other than the Optionee, as permitted pursuant to the terms of this Agreement and the Plan, appropriate proof of the right of such person or persons to exercise the Option must be submitted;

            (b) payment of the Exercise Price by (i) cash, (ii) check, (iii) through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to the shares of Common Stock then issuable upon exercise of the Option, and the broker pays a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price upon settlement of such sale, or (iv) such other form of lawful consideration as the Committee may approve from time to time consistent with the terms of the Plan; and

            (c) payment in satisfaction of the Company's withholding obligations under federal, state or other applicable tax laws with respect to the taxable income, if any, recognized by the Optionee in connection with the exercise of this Option (such payment may be in the form of cash, check, the broker exercise procedures described in (b)(iii) above, deductions or withholding from Optionee's wages, bonus or other compensation payable to Optionee, or, with the consent of the Committee, by the withholding of Shares issuable upon exercise of this Option or the delivery of Shares owned by the Optionee in accordance with the Plan, provided such arrangements satisfy the requirements of applicable tax laws; provided, however, that if such payment is in the form of shares of Common Stock withheld from exercise or delivered by the Optionee, the Fair Market Value of such shares shall not exceed the sums necessary to pay the tax withholding based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income.

Each partial exercise shall be for not less than one hundred (100) shares (or the minimum installment set forth in Section 2, if a smaller number of shares) and shall be for whole shares only.

The Committee may, in its absolute discretion, require such representations, documents and agreements from Optionee and take whatever additional actions it deems appropriate to insure compliance with the

Securities Act of 1933, as amended (the "Securities Act") and any other federal or state securities laws or regulations.

      5. NO ASSIGNMENT OR TRANSFER. Except as permitted by the Committee consistent with the terms of the Plan, the rights of the Optionee under this Agreement may not be assigned, transferred or otherwise disposed of by an Optionee other than by will or by the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by such Optionee. Any attempt to sell, pledge, assign, encumber, hypothecate, transfer or dispose of this Option in contravention of this Agreement or the Plan shall be void and shall have no effect. In the event of the Optionee's death, and provided Optionee's rights hereunder shall have vested pursuant to Section 2 hereof, Optionee's legal representative, his or her legatee, or the person who acquired the right to exercise this Option by reason of the death of the Optionee (individually, a "Successor") shall succeed to the Optionee's rights and obligations under this Agreement. After the death of the Optionee, only a Successor may exercise this Option.

      6. REPRESENTATIONS AND WARRANTIES OF OPTIONEE.

            (a) Optionee acknowledges that the Company may issue Shares upon the exercise of the Option without registering such Shares under the Securities Act, on the basis of certain exemptions from such registration requirement. Accordingly, Optionee agrees that his or her exercise of the Option may be expressly conditioned upon his or her delivery to the Company of an investment certificate including such representations and undertakings as the Company may reasonably require in order to assure the availability of such exemptions, including a representation that Optionee is acquiring the Shares for investment and not with a present intention of selling or otherwise disposing thereof and an agreement by Optionee that the certificates evidencing the Shares may bear a legend indicating such non-registration under the Securities Act and the resulting restrictions on transfer. Optionee acknowledges that, because Shares received upon exercise of an Option may be unregistered, Optionee may be required to hold the Shares indefinitely unless they are subsequently registered for resale under the Securities Act or an exemption from such registration is available.

            (b) Optionee acknowledges receipt of a copy of the Plan and understands that all rights and obligations connected with this Option are set forth in the Agreement and in the Plan.

            (c) Optionee hereby acknowledges that federal securities laws and the securities laws of the state in which he or she resides may require the placement of certain restrictive legends upon the Shares issued upon exercise of this Option, and Optionee hereby consents to the placing of any such legends upon certificates evidencing the Shares as the Company may deem necessary or advisable.

      7. NOTICE OF DISPOSITION OF CERTAIN SHARES. Optionee agrees to give the Company prompt notice of any disposition or sale of any Shares acquired upon exercise of an incentive stock option, if such disposition occurs within (i) two(2) years following the Grant Date or (ii) one(1) year following the transfer of such Shares to Optionee.

      8. ADJUSTMENTS UPON CHANGES IN CAPITAL STRUCTURE.

            (a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the share of stock or the share price of the stock of the Company, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the terms and conditions of this Option and (ii) the grant or exercise price per share for this Option.

            (b) In the event of any transaction or event described in Section 8(a), the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, may take one or more of the following actions: (i) provide for the purchase or exchange of this Option for an amount of cash equal to the amount that could have been obtained upon the exercise of this Option or realization of the Optionee's rights had such Option been currently exercisable or payable or fully vested, or the replacement of such Option with other rights or property selected by the Committee in its sole discretion; (ii) provide that this Option shall be exercisable as to all shares covered hereby, notwithstanding anything to the contrary in the Plan or the provisions of this Agreement, (iii) provide that this Option be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(iv) provide for adjustments in the number and kind of shares or other securities or property subject to the Option and/or adjustments in the terms and conditions of the Option (including the Exercise Prices); (v) provide that immediately upon the consummation of such event, this Option shall not be exercisable and shall terminate, provided, that for a specified period of time prior to such event, such Option shall be exercisable as to all shares of stock covered hereby, notwithstanding anything to the contrary in the Plan or the provisions of this Agreement.

      9. CONSIDERATION; EMPLOYMENT AT WILL. In consideration of the granting of this Option by the Company, the Optionee (i) agrees to render faithful and efficient services to the Company or Subsidiary, with such duties and responsibilities as the Company or Subsidiary shall from time to time prescribe, for a period of at least one (1) year from the Grant Date, (ii) agrees not disclose or use, directly or indirectly, any proprietary or confidential information concerning the Company or any Subsidiary so long as such information is proprietary and/or confidential, except any disclosure or use that is for the benefit of the Company or such Subsidiary and incidental to the Optionee's employment or service with the Company, and (iii) agrees to abide by all of the terms and conditions of this Agreement and the Plan. Neither the granting of this Option nor the exercise hereof shall be construed as granting to the Optionee any right with respect to continuance of employment by the Company or any Subsidiary. The right of the Company or any Subsidiary to terminate at will the Optionee's employment or service at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved.

      10. RIGHTS AS A SHAREHOLDER. The Optionee (or Successor) shall have no rights as a shareholder with respect to any Shares covered by this Option until the date of the issuance of a stock certificate or certificates for such Shares (or other delivery of the Shares) to him or her, notwithstanding the exercise of this Option. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

            (b) The completion of any registration or other qualification of such Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

            (d) The receipt by the Company (or Subsidiary employer) of full payment for such Shares, including payment of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

            (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

      11. SPECIAL TAX CONSEQUENCES. The Optionee acknowledges that, to the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) granted hereby and all other incentive stock options granted by the Company or any Subsidiary to Optionee that are exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such options shall be treated for all purposes as not qualifying under Section 422 of the Code and therefore shall be subject to taxation as non-qualified options. The Optionee further acknowledges that the rules set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the fair market value of stock shall be determined as of the time the option with respect to such option is granted.

      12. "MARKET STAND-OFF" AGREEMENT. Optionee agrees that, if requested by the Company of the managing underwriter of any proposed public offering of the Company's securities, Optionee will not sell or otherwise transfer or dispose of any shares held by Optionee without the prior written consent of the Company or such underwriter, as the case may be, during such period of time, not to exceed 180 days following the effective date of the registration statement filed by the Company with respect to such offering, as the Company or the underwriter may specify.

      13. INTERPRETATION. This Option is granted pursuant to the terms of the Plan, and shall in all respects be interpreted in accordance therewith. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. Any action, decision, interpretation or determination by the Committee shall be final, binding and conclusive on the Company and the Optionee. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

      14. NOTICES. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed given when delivered personally or three days after being deposited in the United States mail, as certified or registered mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, Attention: General Counsel and Chief Financial Officer, and if to the Optionee, at his or her most recent address as shown in the employment or stock records of the Company.

      15. GOVERNING LAW. The validity, construction, interpretation, and effect of this Option shall be governed by and determined in accordance with the laws of the State of Delaware.

      16. SEVERABILITY. Should any provision or portions of this Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.

      17. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be deemed one instrument.

      18. CONFORMITY TO APPLICABLE LAWS. The Optionee acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Securities Exchange Act of 1934, as amended, and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3, and to all applicable state securities laws. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                             SIGNATURE PAGE FOLLOWS

      IN WITNESS WHEREOF, the Company has caused this option to be executed by its duly authorized officer.

                                         SPECTRUM PHARMACEUTIALS, INC.

DATED:
       -------------------------------   -------------------------------------
                                         NAME
                                         TITLE


                            PARTICIPANT'S ACCEPTANCE

      The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 2003 Amended and Restated Incentive Award Plan.

                                         PARTICIPANT

DATED:
       -------------------------------   -------------------------------------
                                         SIGNATURE

      By his or her signature below, the spouse of the Optionee, if Optionee is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.


DATED:
       -------------------------------   -------------------------------------
                                         SPOUSE'S SIGNATURE

                                         -------------------------------------
                                         PRINTED NAME

                                       OR

      By his or her signature below, the Optionee represents that he or she is not legally married as of the date of execution of this Agreement.

                                         PARTICIPANT

DATED:
       -------------------------------   -------------------------------------
                                         SIGNATURE